                                                                    Exhibit 32.2

                  CERTIFICATION OF PRINCIPAL FINANCIAL MANAGER

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. &1350)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. &1350), the
undersigned,   Linda  J.  Haines,   Principal  Financial  Manager  of  Nutrition
Management  Services Company, a Pennsylvania  corporation (the "Company"),  does hereby certify, to his knowledge, that:

The Annual  Report on Form 10-K for the year ended June 30,  2003 of the Company
(the "Report") fully complies with the  requirements of section 13 (a) or 15 (d)
of the  Securities  Exchange Act of 1934, and the  information  contained in the
Report fairly presents,  in all material respects,  the financial  condition and results of operations of the Company.

                                           /s/ Linda J. Haines
                                         ---------------------------------------
                                         Linda J. Haines
                                         Principal Financial Manager
                                         October 20, 2003